UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

Ambrx Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56600	93-2892120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AMAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As previously announced, on January 5, 2024, Ambrx Biopharma, Inc. (“Ambrx”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Charm Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), providing for the merger of Merger Sub with and into Ambrx (the “Merger”), with Ambrx surviving the Merger as a wholly owned subsidiary of Johnson & Johnson.

The closing of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Ambrx and Johnson & Johnson each made the necessary filings under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission on January 22, 2024. The required waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern Time on February 21, 2024.

The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions, including, without limitation, the adoption of the Merger Agreement and approval of the Merger by holders of shares of common stock, par value $0.0001 per share, of Ambrx (“Company Shares”) representing at least a majority of the Company Shares entitled to vote thereon (the “Company Stockholder Approval”). As previously announced, Ambrx has scheduled the special meeting of stockholders for March 6, 2024 to vote on adoption of the Merger Agreement. Subject to the satisfaction or waiver of the remaining conditions set forth in the Merger Agreement, the parties expect the Merger to close promptly after receipt of the Company Stockholder Approval.

For more information about the proposed transaction, including the Merger Agreement, the Merger and the special meeting of Ambrx’s stockholders, please see the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by Ambrx on January 29, 2024 (the “Definitive Proxy Statement”).

Additional Information and Where to Find It

In connection with the proposed acquisition of Ambrx by Johnson & Johnson, Ambrx filed the Definitive Proxy Statement with the SEC on January 29, 2024. The Definitive Proxy Statement and proxy card have been mailed to Ambrx’s stockholders of record as of the close of business on February 2, 2024. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by Ambrx with the SEC. AMBRX’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND AMBRX WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders are able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about Johnson & Johnson and Ambrx through the website maintained by the SEC at www.sec.gov. Johnson & Johnson and Ambrx make available free of charge at Johnson & Johnson’s website at www.investor.jnj.com and Ambrx’s website at www.ir.ambrx.com, respectively, copies of materials they file with, or furnish to, the SEC. In addition, the Definitive Proxy Statement and other documents filed by Ambrx with, or furnished to, the SEC may be obtained from Ambrx free of charge by directing a request to Ambrx’s Investor Relations team at ir@ambrx.com.

Participants in the Solicitation

Ambrx and its directors, executive officers and employees, including Stephen Glover, Kate Hermans, Janet Loesberg, Pharm. D, Paul Maier, and Margaret Dalesandro, Ph. D., all of whom are members of Ambrx’s Board of Directors, as well as Daniel O’Connor, President, Chief Executive Officer and Director of Ambrx, Andrew Aromando, Chief Operating Officer of Ambrx, and Sonja Nelson, Chief Financial Officer of Ambrx, may be deemed to be participants in the solicitation of proxies from the stockholders of Ambrx in connection with the proposed acquisition. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the “The Merger — Interests of Ambrx’s Directors and Executive Officers in the Merger” and the “Security Ownership of Certain Beneficial Owners and Management” sections of the Definitive Proxy Statement. The Definitive Proxy Statement and other documents may be obtained free of charge from the SEC’s website at www.sec.gov and Ambrx’s website at www.ambrx.com.

Forward Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024

Ambrx Biopharma, Inc.

By:	/s/ Sonja Nelson
Name: Sonja Nelson
Title: Chief Financial Officer